American Century World Mutual Funds, Inc. Summary Prospectus and Prospectus Supplement International Discovery Fund
Supplement dated February 16, 2018 Summary Prospectus dated April 10, 2017 and Prospectus dated April 10, 2017

All changes are effective March 1, 2018.

The following replaces the Portfolio Managers section on page 4 of the summary prospectus and page 5 of the prospectus.
Portfolio Managers
Trevor Gurwich, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2005.
Federico Laffan, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2014.
Pratik Patel, Portfolio Manager, has been a member of the team that manages the fund since 2009.

The following replaces The Fund Management Team section on page 9 of the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.
The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Trevor Gurwich
Mr. Gurwich, Vice President and Senior Portfolio Manager, rejoined the team that manages the fund in 2005. He previously was a member of the team from 1998 until 2003. He has a bachelor’s degree in international relations from the University of Pennsylvania, a bachelor’s degree in economics from The Wharton School at the University of Pennsylvania and an MBA in finance and investment management from Columbia University.
Federico Laffan
Mr. Laffan, Vice President and Portfolio Manager, rejoined the team that manages the fund in 2014. He previously was a member of the team from 2001 until 2008. He rejoined American Century Investments in 2011 as a senior investment analyst and became a portfolio manager in 2014. He has a bachelor’s degree in international studies from the University of Texas and a master’s degree in finance from the London Business School.
Pratik Patel
Mr. Patel, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments in 2009 as a senior investment analyst. He became a portfolio manager in 2014. He has a bachelor’s degree in finance and international business from New York University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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